UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 18, 2021

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor
New York, New York, 10011
(Address of principal executive offices, including zip code)

(516) 268-7400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NFE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported on its current report on Form 8-K filed on January 20, 2020, New Fortress Energy Inc. (“NFE”) has signed:

(i) an Agreement and Plan of Merger with Golar LNG Partners LP, a Marshall Islands limited partnership (“GMLP”), Golar GP LLC, a Marshall Islands limited liability company and the general partner of GMLP, Lobos Acquisition LLC, a Marshall Islands limited liability company and an indirect subsidiary of NFE (“GMLP Merger Sub”), and NFE International Holdings Limited, a private limited company incorporated under the laws of England and Wales and an indirect subsidiary of NFE, pursuant to which GMLP Merger Sub will merge with and into GMLP, with GMLP surviving the merger as an indirect subsidiary of NFE (the “GMLP Merger”); and

(ii) an Agreement and Plan of Merger with Hygo Energy Transition Ltd., a Bermuda exempted company (“Hygo”), Golar LNG Limited, a Bermuda exempted company (“GLNG”), Stonepeak Infrastructure Fund II Cayman (G) Ltd., and Lobos Acquisition Ltd., a Bermuda exempted company and an indirect, wholly-owned subsidiary of NFE (“Hygo Merger Sub”), pursuant to which Hygo Merger Sub will merge with and into Hygo (the “Hygo Merger and together with the GMLP Merger, the “Proposed Mergers”) with Hygo surviving the Hygo Merger as a wholly owned subsidiary of NFE.

In connection with the Proposed Mergers, this current report on Form 8-K provides the following financial information which is being filed as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated in this Item 8.01 by reference:

i.	audited consolidated financial statements of GMLP as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 and the notes thereto;

ii.	audited consolidated financial statements of Hygo as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the notes thereto;

iii.	unaudited pro forma condensed combined financial statements of NFE reflecting the Hygo Merger and the GMLP Merger.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to the audited consolidated financial statements of GMLP
23.2	Consent of Ernst & Young LLP relating to the audited consolidated financial statements of Hygo
99.1	Audited consolidated financial statements of GMLP as of December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018
99.2	Audited consolidated financial statements of Hygo as of December 31, 2020 and 2019, and for the years ended December 31, 2020 and 2019
99.3	Unaudited pro forma condensed combined financial statements of NFE reflecting the Hygo Merger and the GMLP Merger
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY INC.

By:	/s/ Christopher S. Guinta
Christopher S. Guinta
Chief Financial Officer

Dated: March 18, 2021